EXHIBIT 10.9

                   Form of Employment Agreement by and between
                       New England Bank and Trust Company
                            and Nathan G. Agostinelli

                               EMPLOYEE AGREEMENT


To:  Mr. Nathan Agostinelli As of , 1996
     Manchester, CT 06040

     The undersigned, New England Bank and Trust Company ("NEBT"), a Connecticut chartered commercial bank located at 176 Broad Street, Olde Windsor Mall, Windsor, Connecticut 06095, in consideration of the salary and benefits provided you herein, and for other good and valuable consideration, the sufficiency and receipt whereof are hereby acknowledged, hereby agrees with you as follows:

                        1. POSITION AND RESPONSIBILITIES.

     1.1 You shall serve as Executive Vice President of NEBT and shall perform the duties customarily associated with such capacity from time to time as NEBT shall designate.

     1.2 During the initial two-year period of this Agreement, you will, to the best of your ability, devote your full business time and best efforts to the performance of your duties hereunder and the business and affairs of NEBT. You agree to perform such duties as may be assigned to or by the authority of NEBT's President and CEO from time to time. After termination of the initial two-year period, you shall thereafter be retained as Consultant to NEBT for the period of time set forth in Section 2.1 below, with the position and responsibility set forth in Section 1.3 below.

     1.3 During the third year of this Agreement, you shall be retained as Consultant to NEBT. Your duties are to be available from time to time by telephone or in person, at the current principal place of business of Manchester State Bank, being 1041 Main Street, Manchester, Connecticut, to assist management, after prior notice, in solving problems or concerns, or in the development of new customers for the general benefit and betterment of NEBT, provided that in no event will you be required to work or be available for consultation for more than twenty (20) hours in any particular month, and provided further that the compensation for Consultant described in Exhibit A hereto will be payable whether or not your are utilized for such maximum number of hours in any particular month.

     NEBT has been informed that during this period of time you intend to spend extended periods of time on vacation or away from the Manchester area, and NEBT's requirements on you while you serve as a consultant. shall be made in such a manner so as not to unreasonably interfere with your other plans and activities, providing that telephone access may be required from time to time during any extended periods of absence from Connecticut. Any restrictive covenants and agreements contained in this Agreement shall commence upon the effective date of the termination of your services under this Agreement.

     1.4 You will duly, punctually and faithfully perform and observe any and all rules and regulations which NEBT may now or shall hereafter establish governing the conduct of its business.

     2. TERM OF EMPLOYMENT; CHANGE IN CONTROL.

     2.1 The term of this Agreement shall be for a period of three (3) years ("Term of Employment") from the date first above written, or upon all final regulatory approvals of the acquisition of Manchester State Bank by New England Community Bank Corp., in connection with the Acquisition Agreement by and between New England Community Bank Corp., Manchester State Bank and NEBT of even date herewith, whichever shall later occur (hereinafter the "Commencement Date"), as follows:

     (a) The initial two-year term shall be full-time employment, as described in paragraph 1.2 ("full-time employment");

     (b) The third year of this Agreement shall be for the purposes of consulting, as set forth in paragraph 1.3 ("post- employment consulting");

     (c) There shall be no automatic renewal for successive periods, unless otherwise agreed to in writing by all of the parties hereto.

     You may terminate your employment pursuant to this Agreement at any time after giving NEBT three (3) months prior written notice. Your employment with NEBT may be terminated at any time, as provided in Section 2.2. It is understood by and between the parties that Employee has been a valuable employee of Manchester State Bank, with considerable expertise and knowledge which is of great value to NEBT, and that Employee is forbearing from entering into other employment agreements with parties other than NEBT, in consideration of this Agreement.

     2.2 NEBT shall have the right to terminate your employment:

     (a) subject to the cure periods set forth herein, immediately at any time for "cause" as defined herein; or

     (b) inability for a continuous period of at least ninety (90) days to perform duties under this Agreement due to mental or physical disability that is incapable of reasonable accommodation under applicable law, including but not limited to the Americans with Disabilities Act of 1990, as amended;

     (c) in the event of the liquidation or reorganization of NEBT under the federal Bankruptcy Act or any state insolvency or bankruptcy law; or

     (d) at any time without cause, provided NEBT shall be obligated to pay to you as severance pay in an amount equal to your "Base Salary" and benefits (as set forth in Exhibit A hereto), as if you continued throughout the full term of this Agreement. Such sums shall be reduced by applicable taxes and other required withholdings. [It is understood and agreed that the severance amounts will be paid to you in accordance with the standard NEBT payroll procedures and that should you obtain employment from another source prior to the receipt of the entire severance amount, the unpaid amount shall be reduced on a dollar-for-dollar basis.]

     2.3 For purposes of Section 2.2, the term "cause" shall mean only: (i) the falseness or material inaccuracy of any of your warranties or representations herein, if such falseness or material inaccuracy is capable of cure; (ii) your willful failure or refusal to comply with explicit directives of the President and CEO of NEBT or the President of NEBT or to render the services required herein, which failure is not cured within thirty (30) days of your receipt of notice thereof (iii) fraud or embezzlement involving assets of NEBT, its customers, suppliers or affiliates or other misappropriation of NEBT's assets or funds; (iv) your conviction of a criminal felony offense; (v) the neglect or willful breach of your obligations under this Agreement or your duties as an employee of NEBT, which failure is not cured within thirty (30) days of your receipt of notice thereof.

     2.4 If your employment is terminated due to your death, all obligations of NEBT hereunder shall continue as if you had survived and adequately performed all of your duties and obligations hereunder for a period of (a) six (6) months following the date of termination by reason of death or (b) the end of your Term of Employment under this Contract whichever is less. All payments shall be paid to your estate or to the person or persons which you may designate under your Last Will and Testament.

     3. COMPENSATION.

     You shall receive the compensation and benefits set forth on Exhibit A hereto ("Compensation"), for all services to be rendered by you hereunder and for your execution of an agreement relating to proprietary information of even date herewith attached hereto as Schedule C between you and NEBT (the "Proprietary Information Agreement").


     4. OTHER ACTIVITIES DURING EMPLOYMENT.

     4.1 Except for any outside employments and directorships currently held by you as listed on Exhibit B hereto, and except with the prior written consent of a disinterested majority of NEBT's Board of Directors, you will not, during the term of this Agreement, undertake or engage in any other employment, occupation or business enterprise, other than one in which you are an inactive investor, that would interfere with your obligation to NEBT.

     4.2 You hereby agree that, except as disclosed on Exhibit B hereto, during your employment hereunder, you will not, directly or indirectly, engage (a) individually, (b) as an officer, (c) as a director, (d) as an employee, (e) as a consultant, (f) as an advisor, (g) as an agent or (h) as a partner, coventurer, stockholder or other proprietor owning directly or indirectly more than five percent (5%) interest, in any firm, corporation, partnership, trust, association, or other organization, other than NEBT, which is engaged in any line of business engaged in by NEBT (hereinafter referred to as "Prohibited Enterprise")or under demonstrable development by NEBT (such firm, corporation, partnership, trust, association, or other organization being hereinafter referred to as a "Prohibited Enterprise"). Except as may be shown on Exhibit B hereto, you hereby represent that you are not engaged in any of the foregoing capacities (a) through (h) or in any Prohibited Enterprise.

     5. FORMER EMPLOYERS.

     You represent and warrant that your employment by NEBT will not conflict with and will not be constrained by any prior or current employment, consulting agreement or relationship whether oral or written.

     6. PROPRIETARY INFORMATION.

     You agree to execute, deliver and be bound by the provisions of the Proprietary Information Agreement attached hereto as Exhibit C and incorporated herein.

     7. POST-EMPLOYMENT ACTIVITIES.

     7.1 For a period of one (1) year following the termination of all payments made to you as set forth on Exhibit A hereto (the "Non-Compete Period"), absent NEBT's prior written approval, you will not directly or indirectly engage in activities similar or reasonably related to those in which you shall have engaged hereunder during the two years immediately preceding termination of said payments, nor render services similar or reasonably related to those which you shall have rendered hereunder during such two years to (i) any person or entity whether now existing or hereafter established which directly competes with (or proposes or plans to directly compete with) NEBT or its subsidiaries ("Direct Competitor") in any line of banking business engaged in by NEBT or its subsidiaries; or (ii) any past, current or potential customer of NEBT. The restrictions imposed by this Section 8.1 shall only apply within a twenty (20) mile radius of any office maintained by NEBT or any subsidiary thereof. Nor during the Non-Compete Period shall you entice, induce or encourage any of NEBT's other employees to terminate their employment with NEBT or to engage in any activity which, were it done by you, would violate any provision of the Proprietary Information Agreement or this Section 8. As used in this Section 8.1, the term "any line of banking business engaged in by NEBT" shall be applied as of the date of termination of your full-time employment term, or, if later, as at the date of termination of any post-employment consulting arrangement.

     7.2 No provision of this Agreement shall be construed to preclude you from performing the same services which NEBT hereby retains you to perform for any person or entity which is not a Direct Competitor of NEBT or its subsidiaries upon the expiration or termination of your full-time employment (or any post-employment consulting arrangement) so long as you do not thereby violate any term of the Proprietary Information Agreement.

     8. REMEDIES.

     Your obligations under the Proprietary Information Agreement and the provisions of Sections 7, 8, 9, 10 and 13 of this Agreement (as modified by
Section 11, if applicable) shall survive the expiration or termination of your employment with NEBT. You acknowledge that a remedy at law for any breach or threatened breach by you of the provisions of the Proprietary Information Agreement or Sections 5 or 8 hereof would be inadequate and you therefore agree that NEBT shall be entitled to such injunctive relief in case of any such breach, but in no event shall payments or benefits by NEBT to you, as set forth in Exhibit A cease, until all such payments have been made.

     9. ASSIGNMENT.

     This Agreement and the rights and obligations of the parties hereto shall bind and inure to the benefit of any successor or successors of NEBT by reorganization, merger or consolidation and any assignee of all or substantially all of its business and properties, but, except as to any such successor or assignee of NEBT, neither this Agreement nor any rights or benefits hereunder may be assigned by NEBT or by you, except by operation of law, or in the event of death, as set forth in Section 2.4 hereof.

     10. INTERPRETATION.

     IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. MOREOVER, IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by limiting and reducing it as determined by a court of competent jurisdiction, so as to be enforceable to the extent compatible with applicable law.

     11. NOTICES.

     Any notice which NEBT is required to or may desire to give you shall be given by personal delivery or registered or certified mail, return receipt requested, addressed to you at your address of record with NEBT, or at such other place as you may from time to time designate in writing, and shall be deemed to be received upon the date of personal delivery or, if mailed, three
(3) days after mailing, postage prepaid. Any notice which you are required or may desire to give to NEBT hereunder shall be given by personal delivery or by registered or certified mail, return receipt requested, addressed to NEBT at its principal office, or at such other office as NEBT may from time to time designate in writing, and shall be deemed to be received upon the date of personal delivery or, if mailed, three (3) days after mailing, postage prepaid.

     12. WAIVERS.

     If either party should waive any breach of any provision of this Agreement, such party shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

     13. COMPLETE AGREEMENT; AMENDMENTS.

     The foregoing including Exhibits A, B and C hereto, is the entire agreement of the parties with respect to the subject matter hereof, superseding any previous oral or written communications, representations, understandings, or agreements with NEBT or any officer or representative thereof. Any amendment to this Agreement or waiver by either party of any right hereunder shall be effective only if evidenced by a written instrument executed by the parties hereto and, in NEBT's case, upon authorization of NEBT's Board of Directors.

     14. HEADINGS.

     The headings of the Sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning of this Agreement.

     15. COUNTERPARTS.

     This Agreement may be signed in two counterparts, each of which shall be deemed an original and both of which shall together constitute one agreement.

     16. GOVERNING LAW.

     This Agreement shall be governed by and construed under Connecticut law, without regard to the conflict of laws principles thereof.

     17. ADVICE OF COUNSEL.

     You represent that you: (1)(i) have received independent advice from legal counsel of your own choosing with respect to the advisability of entering into this Agreement and with respect to providing the representations and warranties contained in this Agreement, and (ii) have had a reasonable amount of time to properly review this Agreement with such legal counsel; or (2) that you had the opportunity to seek independent advice from legal counsel but for reasons of your own decided not to seek such advice.

     If you are in agreement with the foregoing, please sign your name below and also at the bottom of the Proprietary Information Agreement, whereupon this Agreement shall become binding in accordance with its terms. Please then return this Agreement to NEBT. (You may retain for your records the accompanying counterpart of this Agreement enclosed herewith).

                                          Very truly yours,




                                          NEW ENGLAND BANK AND TRUST COMPANY

                                          By: _______________________________
                                               David Lentini, President



Accepted and Agreed:


______________________
Nathan Agostinelli

                                   Exhibit A

             EMPLOYMENT/CONSULTING TERM, COMPENSATION AND BENEFITS

                             OF NATHAN AGOSTINELLI

1. TERM.

     The term of the Agreement to which this Exhibit A is annexed and incorporated shall commence on the date first written above, or upon all final regulatory approval of the acquisition of Manchester State Bank, in connection with the Acquisition Agreement, whichever shall later occur.

2. COMPENSATION.

     (a) Base Salary. Your salary shall be One Hundred Twenty-five Thousand ($125,000) Dollars per year, paid in accordance with NEBT's payroll policies, during your Full-Time Employment.

     (b) Base Salary. Your salary shall be Twenty-five Thousand ($25,000) Dollars per year, paid in accordance with NEBT's payroll policies, during your Post-Employment Consulting term.

3. VACATION.

     You shall be entitled to all legal and religious holidays, and four (4) weeks paid vacation, in accordance with NEBT policy.

4. INSURANCE AND BENEFITS.

     You shall be eligible for participation in any health or other group life insurance plan which may be established by NEBT or which NEBT is required to maintain by law, and commensurate with other executive management employees of NEBT. Currently, NEBT's employees participate in a health and life insurance program offered by NEBT.

5. AUTOMOBILE ALLOWANCE.

     The Bank  recognizes  that  Employee's  need for an automobile for business
purposes  and  therefore   shall  provide  the  Employee  with  a  1996  Lincoln
Continental including all related maintenance, repairs, insurance, taxes, fuel and other costs.

     At the end of your Full-Time Employment term, or in the event of prior termination if your employment under Paragraph 2 hereof, NEBT shall purchase said automobile on your behalf and distribute same to you as a bonus, fee and clear of any lease, taxes or encumbrances.

6. SICK DAYS AND PERSONAL DAYS.

     You shall be entitled to compensation for sick days and personal day in accordance with NEBT policy.

7. EXPENSES.

     NEBT shall reimburse you for all reasonable and ordinary business expenses incurred by you in the scope of your employment hereunder.

                                   EXHIBIT B

                             OUTSIDE DIRECTORSHIPS

     Employee is currently a member of the Board of Trustees of Manchester Memorial Hospital.

     Employee is currently a Director on the Board of Directors for Eastern Connecticut Hospital Association.

     Employee is currently a Director on the Manchester Visiting Nurses Board of Directors.

                                   EXHIBIT C

                       PROPRIETARY INFORMATION AGREEMENT

To:       New England Bank & Trust Company                   As of       , 1996
          176 Broad Street
          Olde Windsor Mall
          Windsor, Connecticut  06095

Attn:     David A. Lentini, President and
          Chief Executive Officer

     The undersigned, in consideration of and as a condition of my employment or continued employment by you and/or by companies which you own, control, or are affiliated with or their successor in business (collectively, NEBT), hereby agrees as follows:

     1. CONFIDENTIALITY. I agree to keep confidential, except as NEBT may otherwise consent in writing, and except for NEBT's benefit, not to disclose or make any use of at any time either during or for a period of one (1) year subsequent to my employment, any confidential information, knowledge, data or other information of NEBT relating to products, processes, know-how, designs, formulas, test data, customer lists, business plans, marketing plans and strategies, pricing strategies, or other subject matter pertaining to any banking business of NEBT or any or its affiliates, which I may produce, obtain, or otherwise acquire exclusively during the course of my employment, excluding that which, through no fault of my own, may become in the public domain or which I may be required by law, subpoena or court order to disclose, and except as herein provided.

     2. CONFLICTING EMPLOYMENT; RETURN OF CONFIDENTIAL MATERIAL. I agree that during my employment with NEBT, I will not engage in any other employment, occupation, consulting or other activity relating to the business in which NEBT is now or may hereafter become engaged, or which would otherwise conflict with my obligations to NEBT. In the event my employment with NEBT terminates for any reason whatsoever, I agree to promptly surrender and deliver to NEBT all records, materials, equipment, drawings, documents and at which I may obtain or produce exclusively during the course of my employment.

     3. MODIFICATION. I AGREE THAT ANY SUBSEQUENT CHANGE OR CHANGES IN MY EMPLOYMENT DUTIES, SALARY OR COMPENSATION OR, IF APPLICABLE, IN ANY EMPLOYMENT AGREEMENT BETWEEN NEBT AND ME, SHALL NOT AFFECT THE VALIDITY OR SCOPE OF THIS AGREEMENT.

     4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon my heirs, executors, administrators or other legal representatives and is for the benefit of NEBT, its successors and assigns.

     5. INTERPRETATION. IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. MOREOVER, IT IS THE INTENT OF THE PARTIES THAT in case any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by limiting and reducing it in accordance with a judgment of a court of competent jurisdiction, so as to be enforceable to the extent compatible with applicable law.

     6. WAIVERS. If either party should waive any breach of any provision of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

     7. COMPLETE AGREEMENT, AMENDMENTS. I acknowledge receipt of this Agreement, and agree that with respect to the subject matter thereof it is my entire agreement with NEBT, superseding any previous oral or written communications, representations, understandings, or agreements with NEBT or any offer or representative thereof. Any amendment to this Agreement or waiver by either party of any right hereunder shall be effective only if evidenced by a written instrument executed by the parties hereto, and, in the case of NEBT, upon written authorization of the NEBT's Board of Directors.

     8. HEADINGS. The headings of the sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning thereof.

     9. COUNTERPARTS. This Agreement may be signed in two counterparts, each of which shall be deemed an original and both of which shall together constitute one agreement.

     10. GOVERNING LAW. This Agreement shall be governed and construed under Connecticut law, without regard to the conflict of law principles thereof.

                                   Very truly yours,


                                   -----------------------
                                   Nathan Agostinelli


Accepted and Agreed:

NEW ENGLAND BANK AND TRUST COMPANY


By: -----------------------------
      David Lentini, President